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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 13, 2004

The Home Depot, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8207 (Commission File Number)	95-3261426 (IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia (Address of Principal Executive Offices)	30339-4024 (Zip Code)

(770) 433-8211
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On September 16, 2004, The Home Depot, Inc., a Delaware corporation (the "Company"), entered into an Indenture (the "Indenture"), between the Company and The Bank of New York Trust Company, N.A., as trustee, relating to the Company's issuance of $1,000,000,000 aggregate principal amount of its 3.75% Senior Notes due 2009 (the "Senior Notes"). A copy of such agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference. A form of the Senior Note is attached hereto as Exhibit 4.2 and incorporated herein by reference. For a description of the material terms of the Indenture and the Senior Notes issued thereunder, see the information set forth below under Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On September 16, 2004, the Company sold through a private placement (the "Private Placement") exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), $1,000,000,000 in aggregate principal amount of Senior Notes pursuant to the Indenture. The Senior Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

        The Company issued the Senior Notes at a purchase price of 99.496% per Senior Note, bearing an interest rate of 3.75% and maturing on September 15, 2009 to certain initial purchasers of such Senior Notes. Interest on the Senior Notes will be payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2005, to the person in whose name such Senior Notes is registered at the close of business on the March 1 or September 1, respectively, preceding such interest payment date. Interest on the Senior Notes will be paid on the basis of a 360-day year comprised of twelve 30-day months. Pursuant to the Indenture, the Company is generally not limited in its ability to incur additional indebtedness nor required to maintain financial ratios or specified levels of net worth or liquidity. However, the Indenture contains customary covenants that will limit the Company's ability and, in certain instances, the ability of the Company's subsidiaries to incur liens on assets to secure debt, enter into certain sale and leaseback transactions, and merge or consolidate with another company or sell substantially all of its assets.

        The Company, at its option, may at any time and from time to time redeem all or any portion of the Senior Notes on not less than 30 nor more than 60 days' prior notice mailed to the holders of the Senior Notes to be redeemed. The Senior Notes will be redeemable at a redemption price, plus accrued interest to the date of redemption, equal to the greater of (1) 100% of the principal amount of the Senior Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes to be redeemed that would be due after the related redemption date but for such redemption (except that, if such redemption date is not an interest payment date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued thereon to the redemption date), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months). The discount rate for the Senior Notes will be the Treasury Rate (as defined in the Indenture) plus 10 basis points.

        The Indenture provides that each of the following is an event of default: (1) a default for 30 days in payment of any interest due with respect to the Senior Notes; (2) default in payment of principal or premium, if any, on the Senior Notes; (3) default for 90 days after written notice to the Company by the trustee or by holders of not less than 25% in principal amount of the Senior Notes then outstanding in the performance of any covenant or other agreement in the Indenture or the Senior Notes for the benefit of the Senior Notes; (4) indebtedness for borrowed money of the Company or any subsidiary is accelerated because of a default and the total amount of such indebtedness is not discharged or such acceleration is not cured, waived, annulled or rescinded within ten days after notice to the Company by the trustee or by holders of not less than 25% in principal amount of the Senior Notes then outstanding; and (5) certain events of bankruptcy, insolvency and reorganization. If any event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the then outstanding Senior Notes within ten days after notice to the Company may declare all the Senior Notes to be due and payable immediately, together with interest, if any, accrued thereon.

        Under the terms of a Registration Rights Agreement, dated as of September 13, 2004, among the Company, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets LLC, the Company agreed to register notes having substantially identical terms as the Senior Notes with the Securities and Exchange Commission (the "Commission") as part of an offer to exchange freely tradeable exchange notes (the "Exchange Notes") for the Senior Notes. The Company has agreed to file a registration statement for the Exchange Notes with the Commission within 90 days from September 16, 2004 and to use its commercially reasonable efforts to cause such registration statement to be declared effective within 180 days from September 16, 2004. Under certain circumstances, the Company will be obligated to file a shelf registration statement with respect to the Senior Notes. Under the Registration Rights Agreement, if the Company fails to satisfy certain filing and other obligations with respect to the exchange, the Company will be obligated to pay an additional annual interest rate on the Senior Notes of 0.25% per annum. Such additional interest would cease to accrue once such default is remedied.

        The description set forth above is qualified in its entirety by the Indenture, the form of Senior Note and the Registration Rights Agreement filed herewith as exhibits.

        A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and incorporated herein by reference. A press release issued by the Company on September 13, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

4.1	Indenture, dated as of September 16, 2004, between the Company and The Bank of New York Trust Company, N.A., as trustee.
4.2	Form of 3.75% Senior Note due September 15, 2009.
4.3
Registration Rights Agreement, dated as of September 13, 2004, among the Company, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets LLC
99.1	Press Release dated September 13, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Home Depot, Inc.
Date: September 17, 2004	By:	/s/ CAROL B. TOMÉ Carol B. Tomé Executive Vice President—Chief Financial Officer

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  Item 1.01. Entry into a Material Definitive Agreement
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES